UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2008

PLIANT CORPORATION
(Exact name of company as specified in its charter)

Delaware	333-40067	43-2107725
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL 60173
(Address of principal executive offices) (Zip Code)

(847) 969-3300

(Company’s telephone number, including area code)

N.A.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The disclosure set forth in Item 7.01 of this Report concerning  results of operations for the quarter ended June 30, 2008 of Pliant Corporation (“Pliant” or the “Company”), and Exhibits 99.1 and 99.2 to this Report are incorporated in this Item 2.02 by reference thereto.

ITEM 7.01. REGULATION FD DISCLOSURE.

As previously announced, on August 15, 2008, Pliant will hold a conference call to discuss our operating results for the quarter ended June 30, 2008, and to answer questions about the business.  As part of the conference call, Harold Bevis, President and Chief Executive Officer of Pliant, and Thomas Spielberger, Chief Financial Officer of Pliant, will utilize a slide presentation regarding the Company’s business and quarter end operating results.  The slide presentation being used in the presentation is set forth as Exhibit 99.1 to this Report, which is incorporated by reference thereto.

As Exhibit 99.1 includes certain non-GAAP financial information related to the quarter ended June 30, 2008, the information required by Regulation G under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to these amounts is included on Exhibit 99.2 to this Report, which is incorporated in this Item 7.01 by reference thereto.

The information in Items 2.02 and 7.01 of this Report (including Exhibits 99.1 and 99.2) is “furnished” and not “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

* * * * *

Cautionary Statement for Forward-Looking Information

Any disclosures in this report and the exhibits hereto that are not historical facts are forward-looking statements within the meaning of Section 21E of the Exchange Act. These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents Pliant files from time to time with the U.S. Securities and Exchange Commission. Pliant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description
99.1	Presentation Relating to Operating Results for Quarter Ended June 30, 2008.
99.2	Pliant Corporation Reconciliation of Income Before Taxes to EBITDAR for the 3 and 6 months ended June 30, 2008 and 2007.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: August 15, 2008	By: /s/ Stephen T. Auburn
Stephen T. Auburn
Vice President, General Counsel and Secretary